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                                                           Exhibit 23.1



                                       January 3, 1997



Puro Water Group, Inc.
56-45 58th Street
Maspeth, New York 11378

    Re: Registration Statement on Form SB-2
        SEC File No. 333-16247
        -----------------------------------

Gentlemen:


    We hereby consent to the use of our opinion as an exhibit to the Registration Statement and to the reference to our firm name under the caption "Legal Matters" in the Prospectus which constitutes part of the Registration Statement.

                                       Very truly yours,




                                       LEV, BERLIN & DALE, P.C.